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                                                                   EXHIBIT 10.33


         AMENDMENT TO CROWN CRAFTS, INC. AMENDED 1995 STOCK OPTION PLAN


                        ADOPTED BY THE BOARD OF DIRECTORS
                     OF CROWN CRAFTS, INC. ON APRIL 29, 2003


     1. Section 5.1 of the Crown Crafts, Inc. Amended 1995 Stock Option Plan (the "Plan") is hereby amended by replacing "1,930,000" with "1,000,000" in the first sentence thereof.

     2. Except as amended hereby, the Plan shall remain in full force and effect.


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